Exhibit 99.1

Forward-Looking Statements
 This presentation may contain forward-
 looking statements regarding financial
 performance, business prospects, growth
 and operating strategies. For these
 statements, Horizon claims the protection
 of the safe harbor for forward-looking
 statements contained in the Private
 Securities Litigation Reform Act of 1995.

 *Based on price at the close of business on April 30, 2010 at $22.00 per share
**Total assets and deposits as of March 31, 2010
***Horizon closing two branches by September 30, 2010
Horizon’s Corporate Profile
• Shares Outstanding    3.3 Million
• Market Cap*   $72.3 Million
• Total Assets**   $ 1.3 Billion
• Total Deposits**  $ 874 Million
• Branches***    23
• Ownership
 – Insiders      10%
 – Employee Benefit Plans  15%
 – Institutional & Mutual Funds 22%

= Current Locations
= American Trust Branches to Stay Open
= American Trust Branch to Close
County
Van Buren County
Kalama
Michigan
Berrien County
Cass County
St. Jos
Cook County
Illinois
St. Joseph County
La
LaPorte County
Indiana
Lake County
Will County
Marshall County
Kosciusko County
Starke County
Kankakee County
Jasper County

Horizon’s Locations

American Trust & Savings Acquisition
• Purchase & Assumption
 – Assets ≈ $110 million
 – Deposits ≈ $99 million
• Financial
 – Accretive to earnings
 – Payback is less than three years
 – Low risk - asset quality and core deposits

1.10
0.85
0.60
0.35
0.10
-0.15
-0.40
-0.65
Michigan
-0.37
National
0.18
Indiana
0.59
Horizon
0.86
Michigan
-0.36
National
-0.34
Indiana
0.39
Horizon
0.78

Source: Uniform Bank Performance Reports. Indiana and Michigan are state averages for all insured commercial banks. National is all insured commercial banks with assets between $1 billion and $3 billion.
2008
2009
Horizon More Profitable Than State & National Peers
As Measured By Return On Average Assets

1/2
1/2
1/2
1/2
1/2
1/2
Source of Ratings: www.bauerfinancial.com - Telephone: 800.388.6686
Star Ratings as of December 31, 2009 and through April 16, 2010
Horizon is a Top Rated Bank
• Indiana
 – Horizon
 – Centier
 – 1st Source
 – La Porte Savings
 – First Midwest
 – Peoples Bank
 – Citizens Financial
 – Standard Bank
• Michigan
 – Chemical
 – Flag Star
 – Edgewater
 – New Buffalo Savings
• Big Banks
 – Chase Bank USA
 – Bank of America
 – 5th 3rd
 – PNC
 – Wells Fargo

(Millions)
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
$9.1
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Record Earnings - Ten Consecutive Years
CAGR 10.29%

3.91%
3.94%
3.87%
3.43%
3.31%
3.28%
3.01%
3.10%
3.45%
3.66%
NIM
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
(Millions)
$18.7
$19.8
$23.2
$24.2
$25.4
$30.9
$31.5
$32.8
$37.4
$44.8
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Net Interest Income

Improving Net Interest Margin

75.0%
70.0%
65.0%
60.0%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
64.05%
60.37%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Horizon
Peer Group

Peer Data Source: KBW Report dated March 2010 covering Indiana Publicly Traded Banks; peer data represents a peer average and is as of December 2009 for all periods reviewed.
Horizon Exceeds Peer Average for Efficiency

(Millions)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$532
$588
$720
$757
$914
$1,028
$1,222
$1,259
$1,307
$1,343
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Steady Asset Growth
CAGR 10.1%

(Millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$404
$438
$511
$561
$607
$847
$881
$808
$811
$895
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

CAGR 9.23%
Core Deposit Growth

Loan Quality

Sound Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In-Market and Full Recourse Lender
• Predominately a Secured Lender
• Retail & Small Business Focus
 – Average Commercial Loan Size Approximately $250,000
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $18 million
 – Five Loan Relationships with Balances > $5 million

Development and
Spec Land Loans
12,948
4%
Construction - Spec
Homes
3,154
1%
Commercial and
Industrial
56,726
18%
Other
10,133
3%
Automotive /RV
6,782
2%
Owner Occupied RE
127,985
40%
Non Owner
Occupied RE
100,502
32%

“Low Percentage” of Development Loans
As a Percent of Total Commercial Loans at December 31, 2009
Dollars in Millions

Auto
$1.1
6%
SBA 504
$0.1
1%
CRE
$4.6
24%
Land Development
$2.4
13%
C&I
$2.2
12%
Residential
$8.4
44%

Diversity in Non-Performing & Real Estate Owned
Non Performing and REO By Classification at December 31, 2009
Dollars in Millions

Annualized Net Loan Losses to Average Total Loans

1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.78%
0.46%
0.40%
0.24%
0.31%
0.53%
1.25%
1.05%
0.18%
0.12%
0.14%
0.07%
0.23%
0.69%
0.99%
1.56%
2003
2004
2005
2006
2007
2008
2009
2010
Horizon
Peer Group

Horizon Loan Charge-Offs Comparable to Peer
Source: Custom group of 18 publicly traded banks headquartered in the state of Indiana from FDIC Uniform
Bank Performance Reports.
1st Qtr

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousands
$649
$8,368
$535
$8,738
$853
$9,791
$5,949
$11,410
$8,998
$16,015
2005
2006
2007
2008
2009
Net Charge Offs
Allowance

Horizon Builds Loan Loss Reserve

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2005
2006
2007
2008
2009
2010
0.99%
0.88%
0.95%
1.87%
3.13%
3.31%
0.29%
0.32%
0.38%
1.29%
2.15%
1.82%
Horizon
Peer Group

Horizon Outperforms Peer Group
Non-Performing Loans Plus OREO to Gross Loans Plus OREO
Source: Custom group of 18 publicly traded banks headquartered in the state of Indiana from FDIC Uniform
Bank Performance Reports
1st Qtr

Invest in Horizon

Horizon is Highly Regarded
In Our Communities
• Nine out of Ten Customers - Would Refer a Friend
• Best Bank - The News Dispatch Readers Poll - Nine out
 of Last Ten Years
• Best Trust Company - NW Indiana Business Quarterly
• Best Place to Work - NW Indiana Business Quarterly
• Family Friendly Work Policies - Clarian Award
• Ranked in the Top 200 Community Banks for
 Financial Performance - US Banker Magazine - June
 2009

Horizon’s Compensation Is Fair
To All Stakeholders
• Say on Pay
• Bonus Plans Directionally Aligned with
 Shareholder’s Interests
• Horizon Pays Shareholders First
 – No bonuses if earnings fall below a multiple of
 approximately 1.5x dividends plus holding company
 fixed costs
• Independent Director Compensation Committee
• Third Party Consultant and Engaged Directly by
 Director’s Compensation Committee

Horizon has Stable Performance & Growth
• Earnings Growth for Ten Consecutive Years
• Diversified Revenue Streams
• Efficient Operations
• Lake Michigan Corridor Primed for Growth
• Super Regional Banks Cutting Back - Market Share
 Opportunities
• Opportunities Increasing for Healthy Banks

	Horizon Bancorp*	Avg. - Indiana Banks**
Dividend Yield	3.5%	2.3%
Price to Book	69.2%	79.2%
Price to Tangible Book	75.1%	87.5%
Price to Earnings (LTM)	9.2x	16.1x
*Horizon Bancorp data as of March 31, 2010
**Peer Data Source: KBW Report as of March 2010 Covering Indiana Publicly Traded
Horizon is an Attractive Value

1 Year
05/02/10
155.00
152.50
150.00
147.50
145.00
142.50
140.00
137.50
135.00
132.50
130.00
127.50
125.00
122.50
120.00
117.50
115.00
112.50
110.00
107.50
105.00
102.50
100.00
97.50
95.00
92.50
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2010
Feb
Mar
Apr
EDGAR Online
HBNC
BANK

Horizon Outperforms Bank Index - One Year

10 Year
05/02/10
520
500
480
460
440
420
400
380
360
340
320
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280
260
240
220
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180
160
140
120
100
80
60
40
20
Jul 01 Jul 02 Jul 03 Jul 04 Jul 05 Jul 06 Jul 07 Jul 08 Jul 09 Jul 10
EDGAR Online
HBNC
BANK

Horizon Outperforms Bank Index - Ten Years

A NASDAQ Traded Company - Symbol HBNC